Q1 2026 EARNINGS CALL Date May 5, 2026 Time 10:00 AM EST Presenters Austin C. Willis Scott B. Flaherty

2 DISCLAIMER Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of the federal securities laws. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including ‘‘anticipate,’’ ‘‘may,’’ ‘‘estimate,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘intend,’’ and similar words, or the negatives of those words, are intended to identify forward-looking statements. They also include statements containing a projection of revenues, earnings (loss), capital expenditures, dividends, capital structure or other financial terms. Certain statements regarding the following particularly are forward- looking in nature:  Willis Lease Financial Corporation (the "Company" or "WLFC")’s business strategy;  WEST’s business strategy and assumptions used to develop the cash flow models;  future performance, developments, market forecasts or projections; and  WLFC’s projected capital expenditures. All forward-looking statements are based on our beliefs, assumptions and expectations of future economic performance, taking into account the information currently available. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known and many of which are beyond WLFC’s and WEST’s control, which may cause actual results, performance or financial condition to be materially different from the stated expectations of future results, performance or financial position, as well as those included in the cash flow models. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to:  the effects on the airline industry and the global economy of events such as terrorist activity;  changes in fuel prices and other disruptions to the world markets and the global economy of geopolitical, weather, cybersecurity, humanitarian and other events, including but not limited to war and terrorist activity;  trends in the airline industry, including growth rates of markets and other economic factors;  risks associated with owning and leasing commercial engines and aircraft;  changes in interest rates and availability of capital to us and to our customers;  our ability to continue to meet our customers’ changing demands;  the market value of engines and other assets in our portfolio;  regulatory changes affecting commercial aircraft operators, aircraft maintenance, engine standards, accounting standards and taxes; and  WLFC’s, in its capacity as Servicer, ability to successfully negotiate engine purchases, sales and leases, to collect outstanding amounts due, and to repossess engines under defaulted leases, and to control costs and expenses.  further information regarding these and other risks is included in WLFC's most recent U.S. Securities and Exchange Commission ("SEC") filings, including its Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, filed with the SEC under the heading “Risk Factors.” In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of presentation or as of the date of any document incorporated by reference, as applicable. Such forward-looking statements are inherently uncertain, and actual results may differ from expectations. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In this presentation, WLFC presents certain non-GAAP measures, including EBITDA, EBITDA Margin, Free Cash Flow and similar measures, which are not required by, or presented in accordance with, GAAP. While WLFC believes these are useful metrics, companies use these metrics for differing purposes and they are often calculated in ways that reflect the particular circumstances of those companies. You should exercise caution in comparing the non-GAAP metrics reported by us to such metrics or other similar metrics as reported by other companies. Our non-GAAP metrics have limitations as analytical tools, and you should not consider them in isolation. The non-GAAP financial information presented herein is provided in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and should not be considered as alternatives to any performance measures derived in accordance with GAAP. A reconciliation of EBITDA, a non-GAAP financial measure, to its most directly comparable GAAP measure, can be found on slide 17 of this presentation. The distribution of this presentation in certain jurisdictions may be restricted by law. Those persons into whose possession this presentation comes are required to inform themselves about and to observe any such restrictions. This presentation does not constitute an offer to any person or to the public generally to subscribe for or otherwise acquire any securities. This presentation has been prepared solely for informational purposes and is not intended to serve as the basis for any investment decision. Under no circumstances is this presentation or the information contained herein to be construed as a prospectus, offering memorandum or advertisement and neither any part of this written or oral presentation nor any information or statement contained herein or therein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction where such an offer or solicitation would be unlawful.

3 KEY TAKEAWAYS differentiated offerings and strong performance strong aviation leasing market dynamics growing maintenance and repair demand a flywheel effect across the Willis Platform® long-term growth and shareholder returns ENABLES LEVERAGES CAPTURES ACCELERATES SUPPORTS Vertically Integrated Platform Core Leasing Business Services Willis Aviation Capital (WAC) Strong Balance Sheet

4 Q1 2026 FINANCIAL RESULTS BUILD ON STRONG TRACK RECORD Information as of March 31, 2026 unless otherwise denoted (1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, Leased Assets in Joint Venture, Third-Party Managed Assets, and Managed Funds portfolios as of March 31, 2026 (2) Calculated as Last Twelve Months (LTM) Net Income Attributable to Common Shareholders / average of Shareholder’s Equity as of March 31, 2026 (3) Calculated as (total Debt Obligations - Cash and Cash Equivalents and Restricted Cash) / (Preferred Equity + Total Shareholder’s Equity) (4) Blended utilization and on-lease lease rate factor reflect WLFC’s owned portfolio (5) Adjusted EBITDA is a non-GAAP measure and reconciled to Net income attributable to common shareholders in the appendix $194.3M $23.7M 86% $4.1B(1) $123.8M(5) 2.68x(3) With on-lease lease rate factor of 1.04% per month (4) REVENUE NET INCOME TO SHAREHOLDERS BLENDED UTILIZATION (4) ASSETS UNDER MANAGEMENT Adjusted EBITDA NET DEBT / EQUITY Return on Equity of 19% (2)

5 $48 $159 SPARE PARTS & EQUIPMENT SALES  Spare parts sales driven by strong demand and portfolio activity  Equipment sales increased to $11.4M (vs. $2.2M, +418% YoY), driven by higher engine and aircraft activity $18.2 $21.719% Q1 2025 Q1 2026 MAINTENANCE RESERVE  Recognized $12.4M of long-term maintenance reserve revenue compared to $9.6M (+29% YoY)  Short-term maintenance reserve revenue was $43.1M compared to $45.3M $54.9 $55.5 1% Q1 2025 Q1 2026 LEASE RENT  Utilization increased to 85.8% (vs. 79.9% YoY)  Record lease rent of $77.4M (+14% YoY)  Stable lease rate factor (1.04%) across asset generations  Growth driven by next-gen assets and improved lease dynamics $67.7 $77.4 14% Q1 2025 Q1 2026 Driven by continued strength of the aviation marketplace CONSISTENT GROWTH ACROSS ENTIRE PLATFORM PORTFOLIO ASSET SALES  Sales increased to $159M (+232% YoY), driven by strong demand of the aircraft engine market  Increase in sales price on a per engine basis reflecting the appreciation in market value of our assets 232% Q1 2025 Q1 2026

6 PROFITABILITY & CASHFLOWS Net income, EPS, and adjusted EBITDA Net Income  $23.7M of Net Income representing 53% growth YoY  $3.26 diluted weighted average income per common share representing 48% growth YoY  Revenue growth across virtually all sales channels  Increased margins on Income from Operations benefiting from increased business scale $15.5 $23.7 53% Q1 2025 Q1 2026 Diluted EPS $2.21 $3.26 48% Q1 2025 Q1 2026 Adjusted EBITDA  Adjusted EBITDA of $123.8M up 20% YoY  Reflecting the strong YoY growth in operating performance and the cash- generating characteristics of the business $103.3 $123.8 20% Q1 2025 Q1 2026

PLATFORM OFFERS DIFFERENTIATED CAPABILITIES TO CUSTOMERS

WLFC
WILLIS LEASE FINANCE CORPORATION
Power to Spare – Worldwide®



Willis Lease

- Engine & Aircraft Leasing
- Regional & Specialty Assets
- Engine & Aircraft Lease & Loan Financing
- ConstantAccess® / ConstantThrust®
- Aircraft for Engine Strategy



Willis Aviation Capital

- Institutional-backed Capital at Scale
- Leasing, Loans & Loan-like Products
- Repeatable Programmatic Funding with Low Execution Risk
- Long-standing Joint Ventures with Highly Reputable Partners
- Large Managed Asset Portfolio



Willis Services

- Engine Maintenance & Disassembly (US/UK)
- CFM56-5B/7B Test Cell (US) – Coming Soon!
- Aircraft Line & Base Maintenance, Parking & Storage, Disassembly (UK)
- Material Solutions & Services for Engines & Airframes (US/UK)
- Airport FBO & Handling Services (UK)
- Aircraft & Powerplant Consultancy & CAMO

7

WILLIS AVIATION CAPITAL ENHANCES WLFC PORTFOLIO

Transforms WLFC from balance-sheet lessor to scaled aviation asset manager

Blackstone Credit & Insurance Engine leasing	**>$1.0B**
Liberty Mutual Investments Funds growing credit strategy	**Up to $600M** *$86M funded in Q1*
50/50 Joint Ventures Willis Mitsui & Co. CASC Willis Engine Leasing Co.	**$707M**
Managed Assets[1] Owned by airlines and investors	**$392M**

Encouraged by early traction, with a strong pipeline of opportunities in 2026.

Willis Aviation Capital (WAC)

REVENUE
Generates recurring income streams to drive premium returns on equity

VOLUME
Increases the volume of assets serviced across WLFC and JV businesses

ORIGINATION
Enables origination opportunities by allowing larger single transitions

SCALE
Improves scale by enabling programmatic investments and lessee diversification

BALANCE SHEET
Supports balance sheet deleveraging

CUSTOMER VALUE
Competitive low-cost financing for existing customer base

Willis Aviation Services Limited [2]

Willis Aeronautical Services, Inc. [3]

Willis Mitsui & Co. Asset Management Limited [4]

Willis Engine Repair Center® [5]

(1) *Managed Assets are portfolios managed by WLFC but hold no equity investment in the assets*
(2) *Willis Aviation Services Limited is our airframe maintenance facility in the UK and is certified to perform all C checks on 737NG and up to 6-year checks on a320ceo aircraft*
(3) *Willis Aeronautical Services, Inc. offers spare parts and materials & maintains a constantly changing inventory*
(4) *Willis Mitsui & Co. Asset Management Limited provides independent aviation consultancy, advisory solutions, and technical services across a broad spectrum of engine types*
(5) *Willis Engine Repair Center conducts maintenance repair and overhaul services on our owned engine portfolio and third-party assets in the USA and the UK*

8

9 SCALING A CAPITAL-LIGHT ASSET MANAGEMENT PLATFORM Leveraging our industry-leading Wil l is Platform® to bring attract ive returns to our par tners and enhance enterprise value (1) Does not include additional capacity at WLFC or Joint Ventures (2) Reflects committed capital as of December 31, 2025. (3) Managed Assets are portfolios managed by WLFC but holds no equity investment in the assets (4) Investment partnership with Liberty Mutual Investments; funded approximately $86 million of finance leases in Q1 2026 (5) Investment partnership with Blackstone Credit & Insurance WLFC 50/50 Joint Ventures $1B+ (2) Managed Assets(3) AUM: $4.1 B+(1) as of 3/31/2026 WLFC LMI(4) WLFC BX(5) $2.8B+ committed and managed capital $600M(2) $86M(4) $2.9B $707M $392M (2) 1 (2)

10  Visible pipeline driving near-term earnings growth  Supply-demand imbalance creating attractive deployment opportunities  Willis Aviation Capital (WAC) scaling to unlock incremental, fee-based revenue  ~$4.1B AUM(1) in high-demand assets  Broad diversification across OEMs, customers, and geographies  Structural supply constraints supporting lease demand and yields UNIQUE OPPORTUNITY IN AVIATION (1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, Leased Assets in Joint Ventures, Third-Party Managed Assets, and Managed Funds portfolios as of March 31, 2026  Proven leadership team with deep aviation leasing track record  Differentiated Willis Platform® enabling capital-efficient growth  Strong balance sheet supporting consistent financial performance Right Platform Right Market Right Time The right platform in the right market at the right time

APPENDIX

Consolidated Quarterly Statements of Income 1

13 Consolidated Quarterly Statements of Income (unaudited) Q1 2026Q1 2025in (000s) $ 77,385$ 67,739 Lease rent revenue 55,51254,859 Maintenance reserve revenue 21,687 18,240 Spare parts and equipment sales 2,7883,934 Interest revenue 17,9594,437 Gain on sale of leased equipment 438378 Gain on sale of financial assets 9,7695,586 Maintenance services revenue 7,8951,963Management and advisory fees 913596 Other revenue $ 194,346$ 157,732 Total Revenue 30,17825,024 Depreciation and amortization expense 14,41715,323 Cost of spare parts and equipment sales 8,8605,329 Cost of maintenance services 1,1492,109 Write-down of equipment 56,60447,720 General and administrative 9,6886,230 Technical expense 39,66032,094 Net finance costs $ 160,556$ 133,829 Total Expenses 33,79023,903 Income from Operations --Gain on sale of business 3,0481,351 Income from investments $ 36,838$ 25,254 Income Before Income Taxes 11,7558,385 Income tax expense $ 25,083$ 16,869 Net Income

Consolidated Balance Sheets 2

15 Consolidated Balance Sheets December 31, 2025March 31, 2026 (1)in (000s) $ 16,441$ 24,554Cash and cash equivalents 530,500196,023Restricted cash 2,801,6832,760,517Equipment held for operating lease, less accumulated depreciation 30,63230,576Maintenance rights 20,50914,764Equipment held for sale 56,57756,321Spare parts inventory 73,83575,767Property, equipment & furnishings, less accumulated depreciation 271271Intangible assets, net 405,867347,392All Other Assets $ 3,936,315$ 3,506,185Total Assets 2,700,3382,253,705Debt, net 510,439494,636All Other Liabilities $ 3,210,777$ 2,748,341Total Liabilities 63,40163,470Redeemable preferred stock ($0.01 par value) $ 662,137$ 694,374Total shareholders’ equity $ 3,936,315$ 3,506,185Total liabilities, redeemable preferred stock and shareholders’ equity 1) Unaudited.

Reconciliation of Non-GAAP Measures 3

17 Adjusted EBITDA Reconciliation (unaudited)(1) Q1 2026 and Q1 2025 Q1 2025Q1 2026in (000s) $ 15,476$ 23,661Net income attributable to common shareholders 8,38511,755Add: Income tax expense 32,09432,633Add: Interest expense 1,3931,422Add: Preferred stock dividends/costs -7,027Add: Loss on debt extinguishment 25,02430,178Add: Depreciation and amortization expense 6,90713,752Add: Stock compensation expense 2,1091,149Add: Write-down of equipment 1662,242Add: Acquisition, financing and divestitures related expenses 11,77728Add: Other (2) $ 103,331$ 123,847Adjusted EBITDA 1) We define Adjusted EBITDA as net income attributable to common shareholders, excluding (i) income tax expense, (ii) interest expense, (iii) preferred stock dividends/costs, (iv) loss on debt extinguishment, (v) depreciation and amortization expense, (vi) stock compensation expense, (vii) write-down of equipment, (viii) acquisition, financing and divestitures related expenses, and (ix) other items not indicative of our ongoing operating performance. 2) In Q1 2026 and 2025, the Company recognized $0.03 million and $11.8 million, respectively, in non-recurring project expenses associated with the sustainable aviation fuels project, which the Company decided to cease investment in and pursue strategic alternatives for, including, a potential sale.